                                                                  Exhibit 3.1.5

BCA-2.10 (Rev. Jul. 1984)                                      File #
------------------------                              ------------------------
Submit In Duplicate                                     This Space for Use by
Payment must be made by            JIM EDGAR              Secretary of State
Certified Check,               SECRETARY OF STATE
Cashier's Check,               STATE OF ILLINOIS        Date  2-18-88
Illinois Attorney's
Check, Illinois C.P.A.'s          ARTICLES OF
Check of Money order            INCORPORATION           License Fee    $   .50
payable to "Secretary or                                Franchise Tax  $ 25.00
State"                                                  Filing Fee     $ 75.00

    DO NOT SEND CASH                                    Clerk           100.50
------------------------                              -------------------------

Pursuant to the provisions of "The Business Corporation Act of 1983" the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE   The name of the corporation is     Selfix Shutters Inc.
                                            -----------------------------------
                                                  (Shall contain the word
                                                   "corporation" "company"
                                                       "incorporated"

              -----------------------------------------------------------------
                             "limited" or an abbreviation thereof

ARTICLE TWO   The name and address of the initial registered agent and its registered office are:

              Registered Agent
                             Jeffrey C. Rubenstein
                         ------------------------------------------------------
                         First Name       Middle Name           Last Name

              Registered Office

                             30 South Wacker Drive             Suite 2900
                         ------------------------------------------------------
                         Number   Street     Suite # (A.P.O. Box alone is not
                                                     acceptable)

                             Chicago,          60606-9611         Cook
                         ------------------------------------------------------
                         City                  Zip Code           County

ARTICLE THREE The purpose or purposes for which the corporation is organized are:
                     If not sufficient space to cover this point add one
                               or more sheets of this size.

              To transact any or all lawful activities and businesses which are authorized by the Illinois Business Corporation Act of 1983, and to purchase or otherwise acquire, hold, use, own, mortgage, sell, convey, lease or otherwise dispose of and deal in real and personal property of every class and description or any interest therein.


ARTICLE FOUR  PARAGRAPH 1:  THE AUTHORIZED SHARES SHALL BE:

              CLASS       PAR VALUE PER SHARE      NUMBER OF SHARES AUTHORIZED

              -----------------------------------------------------------------
                 Common         $0.01              10,000
              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------



              PARAGRAPH 2: THE PREFERENCES, QUALIFICATIONS, LIMITATIONS, RESTRICTIONS AND THE SPECIAL OR RELATIVE RIGHTS IN RESPECT OF THE SHARES OF EACH CLASS ARE:
                      IF NOT SUFFICIENT SPACE TO COVER THIS POINT ADD
                             ONE OR MORE SHEETS OF THIS SIZE.

ARTICLE FIVE  The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                        Par Value   Number of shares        Consideration to be
              Class     per share   proposed to be issued   received therefor
              -----------------------------------------------------------------
              Common    $0.01            1,000              $  1,000.00
              -----------------------------------------------------------------
                                                            $
              -----------------------------------------------------------------
                                                            $
              -----------------------------------------------------------------
                                                            $
              -----------------------------------------------------------------
                                                  TOTAL     $  1,000.00
                                                            -----------

ARTICLE SIX  OPTIONAL
              THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS ______________, AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS BE ELECTED AND QUALIFY ARE:

              Name                    Residential Address
              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------


ARTICLE SEVEN OPTIONAL
              (a) It is estimated that the value of all property
                  to be owned by the corporation for the following
                  year wherever located will be:                   $
                                                                    -----------
              (b) It is estimated that the value of the property
                  to be located within the State of
                  Illinois during the following year will be:      $
                                                                    -----------
              (c) It is estimated that the gross amount of
                  business which will be transacted by
                  the corporation during the following
                  year will be:                                    $
                                                                    -----------

              (d) It is estimated that the gross amount of
                  business which will be transacted from
                  places of business in the State of Illinois
                  during the following year will be:               $
                                                                    -----------


ARTICLE EIGHT     OTHER PROVISIONS
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation. e.g., authorizing pre-emptive rights; denying cumulative voting: regulating internal affairs: voting majority requirements: fixing a duration other than perpetual; etc.
                          NAMES & ADDRESSES OF INCORPORATORS
     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.
Dated February 17, 1988


          SIGNATURES AND NAMES                        POST OFFICE ADDRESS

1.                              1.   30 South Wacker Drive - Suite 2900
     -------------------------       ------------------------------------------
             Signature                                Street
       Karen Gilbert                 Chicago,    Illinois            60606-9611
     -------------------------       ------------------------------------------
     Name (Please print)             City/Town          State            Zip


2.                              2.
     -------------------------       ------------------------------------------
            Signature                                 Street

     -------------------------       ------------------------------------------
     Name (Please print)             City/Town          State            Zip

3.                              3.
     -------------------------       ------------------------------------------
            Signature                                 Street

     -------------------------       ------------------------------------------
     Name (Please print)             City/Town          State            Zip


(Signatures must be in ink on original document. Carbon copy xerox or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

                                 ATTACHMENT
                      TO THE ARTICLES OF INCORPORATION
                                     OF
                            SELFIX SHUTTERS, INC.


ARTICLE EIGHT

a) The affirmative vote of the holders of a majority of the outstanding shares entitled to vote shall be required for the adoption or authorization of 1) an amendment to the articles of incorporation, 2) a plan of merger, consolidation or exchange,
     3) the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the corporation and 4) the voluntary dissolution of the corporation by vote of shareholders in accordance with Section 12.15 of the Illinois Business Corporation Act of 1983.

b)   Cumulative voting rights shall be denied in all circumstances.

                                                        File #  5497-126-5
                                                      -------------------------
                                                        This Space for Use by
BCC-10.30 (Form Rev. Jan. 1986)                          Secretary of State
                                       JIM EDGAR
      Submit in Duplicate         SECRETARY OF STATE    Date
                                   STATE OF ILLINOIS
Remit payment in Check or Money                         License Fee    $
Order payable to "Secretary of                          Franchise Tax  $
State".                          ARTICLES OF AMENDMENT  Filing Fee $
     DO NOT SENT CASH!                                  Clerk
                                                      -------------------------


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE The name of the corporation is  Selfix Shutters, Inc.
                                           ------------------------------------

            -----------------------------------------------------------(Note I)

ARTICLE TWO The following amendment of the Articles of Incorporation was adopted on May 17, 1988 in the manner indicated below. ("X" one box only.)

       [ ] By a majority of the incorporators provided no directors were named in the articles of incorporation and no directors have been elected: or by a majority of the board of directors, in accordance with Section 1010 the corporation having issued no shares as of the time of adoption of this amendment;
                                                                       (Note 2)

       [ ] By a majority of the board of directors in accordance with Section 1015 shares having been issued but shareholder action not being required to the adoption of the amendment;
                                                                       (Note 3)

       [ ] By shareholders in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                       (Note 4)

       [ ] By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                       (Note 4)

       [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                       (Note 4)

                             (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED that the Articles of Incorporation be amended to read as follows:)

     RESOLVED, that Article One of the Articles of Incorporation be amended to read in its entirety as follows:

-------------------------------------------------------------------------------
                                 (NEW NAME)

     The name of the corporation is

                               Shutters, Inc.

               All changes other than name, include on page 2
                                   (over)

                                   Page 2
                                 Resolution

ARTICLE THREE   The manner in which any exchange, reclassification or
                cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                  No Change

ARTICLE FOUR    (a) The manner in which said amendment effects a change in the amount of paid-in capital (paid-in capital replaces the terms
                Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable insert "No change")

                                  No Change

                (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (In not applicable insert "No Chnage")

                                  No Change


                                         Before Amendment     After Amendment

                        Paid-in Capital  $                    $
                                          ----------------     ---------------

                     (COMPLETE EITHER ITEM 1 OR 2 BELOW)
(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.


Date  May 20, 1988                          Selfix Shutters, Inc.
     -------------                          -----------------------------------
                                               (Exact Name of Corporation)

attested by                                 by
           ------------------------------     ---------------------------------
           (Signature of Secretary or             (Signature of President or
              Assistant Secretary)                       Vice President)

           Charles F. Veseltis, Secretary     Robert K. Manani, President
           ------------------------------     ---------------------------------
              (Type or Print Name and Title)    (Type or Print Name and Title)

(2) If amendment is authorized by the incorporators, the incorporators must sign below:

                                     OR
If amendment is authorized by the directors and there are no officers then a majority of the directors of such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated        , 19
     --------    ----


-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

                            NOTE AND INSTRUCTIONS


NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State BEFORE any amendment herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.

                                                               (Section  10.10)
NOTE 3: Directors may adopt amendments without shareholder approval in only six instances as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation.
         (b) to remove the name and address of the initial registered agent and registered office provided a statement pursuant to
              Section  5.10 is also filed;
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "Corp", "inc." "Co", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name.
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05.
         (f)  to restate the articles of incorporation as currently amended.
                                                               (Section  10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote
         requirement by specifying any smaller or larger voter requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                                                               (Section  10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment (Sections 7.10 & 10.20).

File #  5497-126-5
--------------------------------
 Form BCA-5.10
   NFP-105.10
     (Rev. April 1995)

 George H. Ryan
 Secretary of State
 Department of Business Services                      -------------------------
 Springfield, IL 62755                                   SUBMIT IN DUPLICATE
 Telephone (217) 782-3647
--------------------------------         FILED        -------------------------
                                                        This space for use by
                                     June 21, 1996       Secretary of State
          STATE OF
           CHANGE                    GEORGE H. RYAN    Date
     OF REGISTERED AGENT          SECRETARY OF STATE --------------------------
      AND/OR REGISTERED                                Filing Fee     $5
          OFFICE                        PAID
                                     JUL 08 1996     --------------------------
                                                       Approved:

                                                     --------------------------
                                                       Remit payment in check
                                                       or money order payable to
                                                       "Secertary of State
-------------------------------------------------------------------------------
                       Type or print in black ink only
                      See reverse side fo signatures(s)


1. CORPORATE NAME:   Shutters, Inc.
                   ------------------------------------------------------------
2. STATE OR COUNTRY OF INCORPORATION:  Illinois

-------------------------------------------------------------------------------
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

       Registered Agent    Charles             F.                 Vaselitis
                           ----------------------------------------------------
                           First Name      Middle Name            Last Name

       Registered Office   4501 West 47th Street
                           -----------------------------------------

     Number    Street     Suite No. (A.P.O. Box alone is not acceptable)


  Chicago                            60632                       Cook
  -----------------------------------------------------------------------
    City                             Zip Code                    County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):


Registered Agent     James                     E.               Winslow
                     ----------------------------------------------------
                     First Name             Middle Name         Last Name

Registered Office    4501 West 47th Street
                     ------------------------------------------
                     Number    Street     Suite No.
                      (A.P.O. Box alone is not acceptable)


    Chicago                          60632                       Cook
    ---------------------------------------------------------------------
      City                           Zip Code                    County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)


    a. [X]  By resolution duly adopted by the board of directors.   (Note 5)
    b. [ ]  By action of the registered agent.                      (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.


7.   (If authorized by the board of directors, sign here.  See Note 5)

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


Date May 21   1996                                            Shutters, Inc.
------------------------------------------------------------  -------------------------------------------------------

attested by                                                   By
             -----------------------------------------------  -------------------------------------------------------
             (Signature of Secretary or Assistant Secretary)  (Signature of President or Vice President

             James E. Winslow                                  James R. Tennant, President
             -----------------------------------------------  -------------------------------
             (Type or Print Name and Title)                   (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.


Date  June 6  19,  96
      ------  -------         ------------------------------------------------
                                 (Signature of Registered Agent of Record)



                                     NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address: a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.